                                                               February 1, 2003

Dear Shareholder:

   The Zweig Total Return Fund's net asset value increased l.18% for the quarter ended Decem-
 ber 31, 2002, including $0.147 in reinvested distributions. For the year ended December 31, 2002, the Fund's net asset value declined 3.28%, including $0.62 in distributions.

                             DISTRIBUTION DECLARED

   In accordance with our policy of distributing 10% of net assets per year, which equals 0.83% per month (10% divided by 12 months), the Fund declared a distribution of $0.048 per share payable on January 10, 2003 to shareholders of record on December 31, 2002. The amount of the distribution depends on the exact net asset value at the time of the declaration. For the January distribution, 0.83% of the Fund's net asset value was equivalent to $0.048 per share. Including this distribution, the Fund's payout since its inception is now $12.084.

   Of the $0.613 considered to be distributed in 2002 for tax purposes, $0.160749 is ordinary income and $0.452251 is return of capital. (The return of capital distribution is a tax-free return of capital and therefore should not be reported as income.)

              Sincerely,
              /s/ Philip R. McLoughlin
              Philip R. McLoughlin
              Chairman

                                 MARKET OUTLOOK

   Our bond exposure on December 31, 2002 was 40% with average duration of 4.5 years compared with 66% exposure and average duration of 6.0 years at the close of the third quarter. If we were fully invested, we would be 62.5% in bonds and 37.5% in equities. Consequently, at 40% we are at about 64% of a full position (40% divided by 62.5%).

   Counter to the general downtrend in the first three quarters of this year, bond yields rose slightly in the fourth quarter. (The prices of Treasury bonds move in the opposite direction from yields.) Ten-year bond yields stood at about 4% at year-end, up from 3.6% at the end of the third quarter and down from 5.0% at the beginning of the year.

   Despite this rise, additional uncertainty about the pace of economic recovery and the recent rate cut by the Fed provided enough support to keep bond yields from climbing higher. Our bond model was generally neutral for most of the fourth quarter and closed in the neutral range at the end of the year.

   Because I don't think we have seen the bottom, I reduced our stock exposure during what I considered a rally phase in the bear market. Our equity exposure was 23% on December 31, 2002 compared with 27% at the end of the third quarter. At that figure we are at approximately 61% of a full position (23% divided by 37.5%).

   While the overall market averages showed improvement in the final quarter, performance for the year was dismal. For the quarter, the Dow was up 10.59%, the S&P 500 Index, 8.44%, and the Nasdaq Composite Index, 14.07%. However, for the full year, the Dow was down 15.01%, the S&P Index, 22.10%, and the Nasdaq, a whopping 31.26%. This is the first time since 1939-41 that the Dow and S&P fell for three consecutive years, while the Nasdaq, which was introduced in 1971, fell three years in a row for the first time.

   Although the market weakness has had a long run, I don't think there is any limit on how many consecutive years the market can go up or down. From 1995 to 1999, we came off a string when the S&P 500 rose for five years in a row. We were in a bubble, and the market went to ridiculous valuations. We have been paying the piper ever since.

   In an attempt to provide a boost for the economy and the stock market, the Administration, which now controls both houses of Congress, has proposed an extensive stimulus package that includes a proposal to eliminate the taxation of dividends. Such action might provide some relief. The problem is that the market is a discounting mechanism, and this package has been talked about for some time. However, I believe that this expectation helped contribute to the recent market strength.

   As far as dividends are concerned, they might have difficulty eliminating all of the double taxation because it would cost the Treasury too much revenue. They might have to settle to cut the tax in half to roughly 20%, the same as the capital gains tax. Even then they will have a problem because some people will perceive it as a tax break for the rich.

   However, I do believe they should end the double taxation of dividends. Anything that eases the tax burden on dividends would help the stock market. It would give the market some kind of cushion. At least the market would not go down as far as I think it could. It would also encour-
 age companies to pay more dividends. That would be good news because I think many companies have not been judicious in handling their retained earnings.

   Too many companies bought in their own stock rather than issue dividends and paid outrageous prices. I think that was an atrocious misallocation of capital. If a company doesn't need retained earnings for its business, it should pay out the dividends rather than purchase its own stock. If an investor can get these dividends, especially without paying an extra tax, he could invest it where he sees fit and help support the market. Incidentally, I have no problem with companies buying back their own stock if prices are low enough.

   I do have a problem with a recent comment by Fed chairman Alan Greenspan that deflation is more of a threat to economic growth than inflation. As I see it, neither inflation nor deflation is a problem. The problem is what causes inflation or deflation. It's like saying that when the temperature outside reads zero, the thermometer is at fault because it is registering cold, meaning deflation. The thermometer is not the problem--it's the weather pattern. Something in the atmo-
 sphere is causing it.

   If excess capacity and excess debt are causing deflation, that is the problem. Obviously the solution is to get rid of the excesses. It's not easy to do and it takes a long time. It has been suggested that the Fed could fight deflation by printing money and flooding the system with reserves. That would be horrible. If you doubled the money supply, you would roughly double the price level. It would be easier for companies to pay off debt. The flip side is that those who were owed money would suffer. The economy would not benefit.

   As far as the economy is concerned, corporate leaders are more skeptical than the Fed. That's because the Fed has an ax to grind. They don't want to say everything is terrible or everything is great. They are always playing the game, and then there is Greenspan speak. Half the time you're not supposed to know what he is really saying. The people running the corporations have their own ax to grind, if they are telling you prospects are great, they're usually trying to pump up their stock. If they say business is lousy, they're probably telling you the truth. At least that's the way I see it. Regardless of either perspective, we have gone through the worst Christmas season in 30 years. However, the economy is not a disaster right now. It's just kind of limp. While it is on the plus side, it is not growing very rapidly.

   The state of the economy is reflected in the fact that for the first time since 1988 net outflows from stock mutual funds topped inflows in 2002. When the public sells mutual funds en masse for a long time, as it did in much of 1973 and 1974, the market tends to underperform. That's a problem now because the market was boosted through the 1990s mainly by money pouring into the mutual funds. To some extent it was a great con game. I'm not saying that the mutual funds were creating a game--it was the whole bubble business.

   People were buying technology stocks at any price and putting their IRAs, Keoghs, and 401(k)s in the market because the market always does well in the long run. However the long run may be 20 or 30 years down the road. If things get too exuberant in the short run, you have a problem. The inflow was overdone and helped propel the market higher.

   Now I think people are scared. They look at their portfolios, which are down a third or a half or something like that. Sick of losing money, they're buying fewer mutual funds and even withdrawing money. This may continue for a long time because the inflows poured in for years and years. After the 1987 crash, we had outflows for most of 1988 and part of 1989. After that, except for an occasional month, we had inflows for 10 or 11 years, and it was overdone. Now we have had outflows for a year or so. However, the outflows, relative to assets, are very small. If it does go on it will not help the markets.

   Meanwhile, the flow of European funds into the U.S. is at a pace to reach the lowest level since 1988, the last time Europe was a net seller of stock. In September, the last month for which we have figures, the 12 euro countries were net sellers of $2.8 billion of U.S. equities. In the long run, and I have data back to 1940, it is usually not good for the market when foreigners are heavy buyers, and it's good when they are heavy sellers. At the last 14 major market bottoms, foreigners were sellers at 11 of them. On a quarterly basis, all foreigners, including Europeans, haven't turned to the sell side. The one-month result is encouraging, but I don't think we have seen enough of it.

   Some analysts see a potential bright side for the markets in the so-called cash on the sidelines. About $6.6 trillion is now in low return vehicles like savings accounts and money market funds. With interest rates so low, they say, where else can people put their money? Well, I think the public's holding of cash is too low relative to people's own debt and needs. I don't know if much of the cash is destined to go back into the market. I just don't think there is so much idle cash available for investment.

   The total value of U.S. mergers and acquisitions fell 41% to $447.8 billion in 2002, the lowest level since 1994. From the peak in 2000, the value of deals has dropped 74%. I think it is encouraging that mergers have slowed down. During the bubble years, we had a feeding frenzy and corporations felt they had to join the feast. Now we are in the cooling off period. These cycles have been seen many times. I don't know when we will reach the bottom. It was almost like death in 1974. There were very few mergers. I guess corporations have to go through the hangover period.

   We are also in the hangover mode as far as initial public offerings are concerned. There were just 83 IPO deals in 2002, raising just $22.2 billion, the lowest figure since the early 1990s. In the past too much money was raised by too many low quality companies. The good news is that the better quality companies have come into the market. That's because the weaker companies are having a very hard time getting financing.

Again, going back to 1975, there were very few IPOs after the two-year bear market. We may have to go to much lower levels before the current cycle is over. I would like to see it go a lot lower relative to market capitalization. We are nowhere near as low as this activity has gone in previous major bear markets.

   Similarly, the sentiment of investment advisors has not gotten to levels generally seen at market bottoms. About half of all investment advisors recently were bullish, more than twice the number at the October bottom. Historically, going back 40 years, we have had about two bears for every bull at market bottoms. Recently we have had perhaps three weeks when there were slightly more bears than bulls. We just haven't seen the kind of pessimism we had in 1970, 1974, and 1982. It hasn't happened. Given that we had the biggest bubble of all time, I don't think that's a good sign.

   On the positive side, the Fed has recently cut interest rates for the twelfth time and that may be helpful. The money supply is growing and that's O.K. Also, the recession of 2001 is over; last quarter saw the fifth consecutive gain in gross domestic product. However, the recovery has been anemic and there is a chance we will see a double-dip recession.

   We should have had a much better stock market recovery than we've seen and my sentiment indicators are just not very good. Although they were pretty decent they didn't get to bear-killing levels in September and October and have deteriorated since. I considered valuations too high the whole time, and the recent rally only made them worse. Although the rally may carry further in the short run, I am not convinced there are enough positives to overcome the negatives in the long run. Right now I am cautious. We are at about 23% invested in stocks, which is lower than our norm. I probably would go down lower if it weren't the beginning of the year, which is a seasonally strong period.

                             PORTFOLIO COMPOSITION

   In accordance with our investment policy guidelines, all of our bonds are U.S. Government and Agency obligations. As previously mentioned, the portfolio's average duration (a measure of sensitivity to interest rates) was
4.5 years on December 31, 2002. This compares with 6.0 years on September 30. Since these bonds are highly liquid, they provide the flexibility to respond quickly to market conditions. Jeff Lazar, who has been primarily responsible for the Fund's day-to-day stock selection for the last nine years, is now also responsible for the implementation of the Fund's bond investment policy.

   Except for small changes in percentages held, our leading industry groups at year-end were basically unchanged from the close of the third quarter. They included financial services, health care, technology, consumer products and services, energy, and media.

   Our largest individual holdings include Microsoft, Pfizer, IBM, Bank of America, General Electric, Wells Fargo, Citigroup, American International Group, Dell, and Johnson & Johnson. New to this grouping are IBM, Dell, and AIG, where we added to our positions, and Citigroup. No longer in this listing are Tenet Healthcare, which we sold out completely, and Procter & Gamble, United Healthcare, and Wal-Mart, where we trimmed our holdings.

              Sincerely,

              /s/ Martin E. Zweig, Ph.D.

              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               December 31, 2002

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 COMMON STOCKS                                 22.38%
 AEROSPACE & AIR TRANSPORT                      0.93%
    Boeing Co.....................................      30,600    $  1,009,494
    L-3 Communications Holdings, Inc..............     18,000 (a)      808,380
    Northrop Grumman Corp.........................       9,000         873,000
    Raytheon Co...................................      31,500         968,625
    United Technologies Corp......................      20,600       1,275,964
                                                                  ------------
                                                                     4,935,463
                                                                  ------------
 BUILDING & FOREST PRODUCTS                     0.45%
    International Paper Co........................      25,300         884,741
    Smurfit-Stone Container Corp..................     54,600 (a)      840,349
    Temple-Inland Inc.............................      15,000         672,150
                                                                  ------------
                                                                     2,397,240
                                                                  ------------
 CHEMICALS                                      0.22%
    E. I. du Pont de Nemours & Co.................      27,100       1,149,040
                                                                  ------------
 COMMERCIAL SERVICES                            0.20%
    First Data Corp...............................      30,700       1,087,087
                                                                  ------------
 CONSUMER PRODUCTS & SERVICES                   1.78%
    Anheuser-Busch Cos., Inc......................      30,600       1,481,040
    Avon Products, Inc............................      35,500       1,912,385
    Black & Decker Corp...........................      22,200         952,158
    Kimberly-Clark Corp...........................      22,500       1,068,075
    PepsiCo, Inc..................................      18,600         785,292
    Procter & Gamble Co...........................      23,400       2,010,996
    Unilever NV, ADR..............................      21,000       1,295,910
                                                                  ------------
                                                                     9,505,856
                                                                  ------------
 EXCHANGE TRADED FUNDS                          2.78%
    iShares Dow Jones U.S. Consumer Non-Cyclical
      Sector Index Fund...........................      30,000       1,219,500
    Pharmaceutical HOLDRs Trust...................      28,500       2,114,415
    S&P 500 Index Fund............................     130,000      11,469,900
                                                                  ------------
                                                                    14,803,815
                                                                  ------------
 FINANCE -- FINANCIAL SERVICES                  3.87%
    Allstate Corp.................................      38,200       1,413,018
    American International Group, Inc.............      46,900       2,713,165
    Bank of America Corp..........................      46,200       3,214,134

                       See notes to financial statements

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
  FINANCE -- FINANCIAL SERVICES (CONTINUED)
     Citigroup, Inc...............................      77,700    $  2,734,263
     Fannie Mae...................................      22,700       1,460,291
     Freddie Mac..................................      22,600       1,334,530
     Lehman Brothers Holdings, Inc................      25,900       1,380,211
     Merrill Lynch & Co., Inc.....................      24,000         910,800
     Morgan Stanley...............................      27,500       1,097,800
     Washington Mutual, Inc.......................      45,000       1,553,850
     Wells Fargo & Co.............................      59,800       2,802,826
                                                                  ------------
                                                                    20,614,888
                                                                  ------------
  FOOD, BEVERAGES, TOBACCO                      0.23%
     Kraft Foods, Inc., Class A...................      31,500       1,226,295
                                                                  ------------
  HEALTH CARE                                   3.08%
     AmerisourceBergen Corp.......................      14,600         792,926
     Amgen, Inc...................................     31,500 (a)    1,522,710
     Barr Laboratories, Inc.......................     12,000 (a)      781,080
     Baxter International, Inc....................      39,000       1,092,000
     Johnson & Johnson............................      48,700       2,615,677
     MedImmune, Inc...............................     23,900 (a)      649,363
     Medtronic, Inc...............................      22,500       1,026,000
     Pfizer, Inc..................................     123,900       3,787,623
     St. Jude Medical, Inc........................     30,000 (a)    1,191,600
     UnitedHealth Group, Inc......................      15,200       1,269,200
     Wyeth........................................      45,000       1,683,000
                                                                  ------------
                                                                    16,411,179
                                                                  ------------
  MANUFACTURING                                 0.78%
     General Electric Co..........................     124,200       3,024,270
     Pitney Bowes Inc.............................      35,200       1,149,632
                                                                  ------------
                                                                     4,173,902
                                                                  ------------
  MEDIA                                         1.22%
     Clear Channel Communications, Inc............     39,300 (a)    1,465,497
     Gannett Co., Inc.............................      15,000       1,077,000
     Tribune Co...................................      34,500       1,568,370
     Viacom Inc., Class B.........................     37,500 (a)    1,528,500
     Walt Disney Co...............................      52,100         849,751
                                                                  ------------
                                                                     6,489,118
                                                                  ------------
  METALS                                        0.09%
     Inco Ltd.....................................     24,000 (a)      509,280
                                                                  ------------

                       See notes to financial statements

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
  OIL & OIL-GAS DRILLING                        1.30%
     Anadarko Petroleum Corp......................      16,000    $    766,400
     ConocoPhillips...............................      16,000         774,240
     Exxon Mobil Corp.............................      46,700       1,631,698
     Occidental Petroleum Corp....................      52,000       1,479,400
     Talisman Energy, Inc.........................      31,800       1,150,206
     Valero Energy Corp...........................      30,000       1,108,200
                                                                  ------------
                                                                     6,910,144
                                                                  ------------
  RAILROADS                                     0.17%
     Union Pacific Corp...........................      15,000         898,050
                                                                  ------------
  RESTAURANTS                                   0.15%
     Wendy's International, Inc...................      30,000         812,100
                                                                  ------------
  RETAILING                                     1.04%
     Best Buy Co., Inc............................     30,000 (a)      724,500
     Kroger Co....................................     45,000 (a)      695,250
     Lowe's Cos., Inc.............................      29,500       1,106,250
     Reebok International Ltd.....................     23,000 (a)      676,200
     Wal-Mart Stores, Inc.........................      46,100       2,328,511
                                                                  ------------
                                                                     5,530,711
                                                                  ------------
  TECHNOLOGY                                    3.00%
     Applied Materials, Inc.......................     29,300 (a)      381,779
     Cisco Systems, Inc...........................     92,700 (a)    1,214,370
     Dell Computer Corp...........................     97,900 (a)    2,617,846
     Intel Corp...................................     130,600       2,033,442
     International Business Machines Corp.........      46,500       3,603,750
     Microsoft Corp...............................     88,800 (a)    4,590,960
     Nokia Corp., ADR.............................      45,300         702,150
     Texas Instruments, Inc.......................      54,500         818,045
                                                                  ------------
                                                                    15,962,342
                                                                  ------------
  TELECOMMUNICATIONS                            0.57%
     AT&T Corp....................................      25,180         657,450
     CenturyTel, Inc..............................      37,500       1,101,750
     SBC Communications, Inc......................      46,600       1,263,326
                                                                  ------------
                                                                     3,022,526
                                                                  ------------
  UTILITIES -- ELECTRIC & GAS                   0.52%
     DTE Energy Co................................      21,000         974,400
     Entergy Corp.................................      22,100       1,007,539
     Exelon Corp..................................      15,000         791,550
                                                                  ------------
                                                                     2,773,489
                                                                  ------------
         Total Common Stocks (Cost $138,053,321)..........         119,212,525
                                                                  ------------

                       See notes to financial statements

                                                           Principal
                                                            Amount         Value
                                                          ------------  ------------
 UNITED STATES GOVERNMENT AND AGENCY             39.72%
   OBLIGATIONS
    United States Treasury Notes, 6.00%, 8/15/09......    $ 21,900,000  $ 25,469,021
    United States Treasury Notes, 5.00%, 8/15/11......     132,000,000   144,787,632
    United States Treasury Bonds, 10.75%, 5/15/03.....      15,000,000    15,526,185
    United States Treasury Bonds, 6.375%, 8/15/27.....      21,500,000    25,848,719
                                                                        ------------
        Total United States Government and Agency
          Obligations (Cost $196,219,075).......................         211,631,557
                                                                        ------------
 SHORT-TERM INVESTMENTS                          37.18%
    BMW US Capital LLC, 1.20%, 1/02/03................      18,600,000    18,599,380
    BP America Inc., 1.20%, 1/02/03...................      26,600,000    26,599,113
    Diageo Capital PLC, 1.28%, 1/13/03................      26,600,000    26,588,651
    General RE Financial Products Corp., 1.28%,
      1/07/03.........................................      26,600,000    26,594,325
    Knight-Ridder Inc., 1.31%, 1/09/03................      26,500,000    26,491,322
    New York Life Cap. Corp., 1.34%, 1/06/03..........      20,000,000    19,996,278
    Toyota Motor Credit Corp., 1.31%, 1/06/03.........      26,600,000    26,595,160
    UBS Financial Corp., 1.20%, 1/02/03...............      26,600,000    26,599,113
                                                                        ------------
        Total Short-Term Investments (Cost $198,064,306)........         198,063,342
                                                                        ------------
        Total Investments (Cost $532,336,702) -- 99.28%.........         528,907,424
        Other assets less liabilities -- 0.72%..................           3,855,894
                                                                        ------------
        Net Assets -- 100%......................................        $532,763,318
                                                                        ============

--------
   (a) Non-income producing security.

   For Federal income tax purposes, the tax basis of investments owned at December 31, 2002 was $537,293,094 and net unrealized depreciation of investments consisted of:

   Gross unrealized appreciation............................ $ 18,124,459
   Gross unrealized depreciation............................  (26,510,129)
                                                             ------------
   Net unrealized depreciation.............................. $ (8,385,670)
                                                             ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002

ASSETS
   Investments, at value (identified cost $532,336,702).......... $528,907,424
   Cash..........................................................       64,685
   Dividends and interest receivable.............................    3,872,412
   Receivable from transfer agent................................      535,947
   Prepaid expenses..............................................       13,830
                                                                  ------------
     Total Assets................................................  533,394,298
                                                                  ------------
LIABILITIES
   Dividend distribution payable.................................        4,481
   Accrued advisory fees (Note 4)................................      316,490
   Accrued administration fees (Note 4)..........................       58,776
   Other accrued expenses........................................      251,233
                                                                  ------------
     Total Liabilities...........................................      630,980
                                                                  ------------
NET ASSETS                                                        $532,763,318
                                                                  ============
NET ASSET VALUE, PER SHARE
   ($532,763,318 / 91,761,728 shares outstanding -- Note 5)...... $       5.81
                                                                  ============

Net Assets consist of
   Capital paid-in............................................... $579,100,703
   Undistributed net investment income...........................    4,404,654
   Accumulated net realized loss on investments..................  (47,312,761)
   Net unrealized depreciation on investments....................   (3,429,278)
                                                                  ------------
                                                                  $532,763,318
                                                                  ============

                            STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 2002

INVESTMENT INCOME
   Income
      Interest................................................... $ 16,686,813
      Dividends (net of foreign withholding taxes of $5,877).....    2,125,494
                                                                  ------------
         Total Income............................................   18,812,307
                                                                  ------------
   Expenses
      Investment advisory fees...................................    3,917,702
      Administrative fees........................................      727,573
      Transfer agent fees........................................      269,800
      Printing and postage expenses..............................      244,320
      Custodian fees.............................................       73,893
      Directors' fees and expenses...............................       57,377
      Professional fees..........................................        8,189
      Miscellaneous..............................................      239,321
                                                                  ------------
         Total Expenses..........................................    5,538,175
                                                                  ------------
            Net Investment Income................................   13,274,132
                                                                  ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized loss on investments..............................  (46,196,296)
   Decrease in unrealized depreciation on investments............   14,187,264
                                                                  ------------
      Net realized and unrealized loss on investments............  (32,009,032)
                                                                  ------------
      Net decrease in net assets resulting from operations....... $(18,734,900)
                                                                  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                 For the Year Ended
                                                                                    December 31,
                                                                             --------------------------
                                                                                 2002          2001
                                                                             ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income................................................ $ 13,274,132  $ 15,674,362
       Net realized gain (loss) on investments..............................  (46,196,296)      542,036
       Decrease (increase) in unrealized depreciation of investments........   14,187,264   (29,147,637)
                                                                             ------------  ------------
          Net decrease in net assets resulting from operations..............  (18,734,900)  (12,931,239)
                                                                             ------------  ------------
   Dividends and distributions to shareholders from
       Net investment income................................................  (15,669,836)  (19,408,418)
       Net realized short-term gains on investments.........................           --      (139,441)
       Tax return of capital................................................  (40,926,499)  (44,040,006)
                                                                             ------------  ------------
          Total dividends and distributions to shareholders.................  (56,596,335)  (63,587,865)
                                                                             ------------  ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in reinvestment
         of distributions resulting in issuance of common stock.............    6,439,612     7,118,182
                                                                             ------------  ------------
       Net increase in net assets derived from capital share
         transactions.......................................................    6,439,612     7,118,182
                                                                             ------------  ------------
       Net decrease in net assets...........................................  (68,891,623)  (69,400,922)
NET ASSETS
   Beginning of year........................................................  601,654,941   671,055,863
                                                                             ------------  ------------
   End of year (including undistributed net investment income of
     $4,404,614 and $4,991,892, respectively)............................... $532,763,318  $601,654,941
                                                                             ============  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2002

NOTE 1 -- Organization

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.

NOTE 2 -- Significant Accounting Policies

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A. Portfolio Valuation

   Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, (of which there were none at December 31, 2002) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

  B. Security Transactions and Investment Income

   Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased other than short-term securities are accreted on the constant yield method over the life of the respective securities. Prior to January 1, 2001, premium on securities was not amortized.

   Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

  C. Federal Income Tax Information

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code ("the Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

  D. Dividends and Distributions to Shareholders

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences include the treatment of premium amortization, losses deferred due to wash sales and the timing of distributions. For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2002, the Fund increased undistributed net investment income by $1,808,466 increased accumulated net realized loss by $429,940 and decreased paid in capital by $1,378,526.

   As of December 31, 2002, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the schedule of investments) were as follows:


        Undistributed Ordinary Income........ $0
        Undistributed Long-term Capital Gains $0
        Capital Loss Carryovers.............. $46,558,126 expiring 2010

   Capital loss carryovers may be used to offset future capital gains. The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains and distributions for federal income tax purposes. Short-term gain distributions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

NOTE 3 -- Portfolio Transactions

   During the year ended December 31, 2002, purchases and sales transactions, excluding short-term investments were:

                                                             United States
                                                              Government
                                                   Common     and Agency
                                                   Stocks     Obligations
                                                ------------ -------------
        Purchases.............................. $171,192,721 $219,379,133
                                                ============ ============
        Sales.................................. $211,191,486 $268,074,254
                                                ============ ============

NOTE 4 -- Investment Advisory Fees and Other Transactions with Affiliates

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the year ended December 31, 2002, the Fund accrued advisory fees of $3,917,702.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement with the Fund. The Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 2002, the Fund accrued administration fees of $727,573.

   c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

   d) Brokerage Commission: During the year ended December 31, 2002, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $14,904 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $27,567 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- Capital Stock and Reinvestment Plan

   At December 31, 2002, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 91,761,728 shares are outstanding.

   Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the years ended December 31, 2002 and 2001, 1,001,040 and 1,027,722 shares, respectively, were issued pursuant to the Plan.

   On December 16, 2002 the Board of Directors declared a distribution of the greater of 0.83% of the Fund's net asset value on December 31, 2002 or all available net investment income plus net short and long term gains. On January 2, 2003, the Fund announced a distribution of $0.048 per share to shareholders of record on December 31, 2002. This distribution had an ex-dividend date of January 3, 2003 and was payable on January 10, 2003.

NOTE 6 -- Financial Highlights

   Selected data for a share outstanding throughout each year:

                                                                          Year Ended December 31
                                                          -----------------------------------------------------
                                                             2002        2001       2000       1999      1998
                                                          --------   --------     --------  --------   --------
Per Share Data
Net asset value, beginning of period..................... $   6.63   $   7.48     $   7.89  $   8.43   $   8.61
                                                          --------   --------     --------  --------   --------
Income From Investment Operations
Net investment income....................................     0.15       0.18(a)      0.30      0.28       0.33
Net realized and unrealized gains (losses)...............    (0.35)     (0.32)(a)     0.02     (0.01)      0.39
                                                          --------   --------     --------  --------   --------
Total from investment operations.........................    (0.20)     (0.14)        0.32      0.27       0.72
                                                          --------   --------     --------  --------   --------
Dividends and Distributions
Anti-dilutive effect of share repurchase program.........       --         --         0.01      0.01         --
                                                          --------   --------     --------  --------   --------
Dividends from net investment income.....................    (0.17)     (0.22)       (0.30)    (0.28)     (0.33)
Distributions from net realized gains....................       --         --        (0.25)    (0.13)     (0.46)
Tax return of capital....................................    (0.45)     (0.49)       (0.19)    (0.41)     (0.05)
                                                          --------   --------     --------  --------   --------
Total dividends and distributions........................    (0.62)     (0.71)       (0.74)    (0.82)     (0.84)
                                                          --------   --------     --------  --------   --------
Effect on net asset value as a result of rights offering*       --         --           --        --      (0.06)
                                                          --------   --------     --------  --------   --------
   Net asset value, end of period........................ $   5.81   $   6.63     $   7.48  $   7.89   $   8.43
                                                          ========   ========     ========  ========   ========
   Market value, end of period**......................... $   5.49   $   7.05     $   6.57  $   6.50   $   8.88
                                                          ========   ========     ========  ========   ========
Total investment return***...............................   (14.06)%   18.73 %      12.64 %   (18.72)%     4.49%
                                                          ========   ========     ========  ========   ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)................. $532,763   $601,655     $671,056  $714,637   $757,212
Ratio of expenses to average net assets..................     0.99%      1.04%        1.00%     0.97%      0.97%
Ratio of net investment income to average net assets.....     2.37%      2.51%        3.87%     3.50%      3.88%
Portfolio turnover rate..................................     90.8%      86.3%       121.6%    172.3%      87.9%

--------
  * Shares were sold at a 5% discount from the average market price.
 ** Closing Price -- New York Stock Exchange.
*** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(a) As required, effective January 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

         Decrease net investment income....................... $(.02)
         Increase net realized and unrealized gains and losses $ .02
         Decrease ratio of net investment income..............  (.23)%


                            TAX INFORMATION NOTICE
                                  (UNAUDITED)

    For federal income tax purposes, 12.97 of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 2002, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, New York
February 13, 2003

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                                                  Number of
                          Term of Office and  Portfolios in Fund
Name, (Age), Address and    Length of Time     Complex Overseen                 Principal Occupation(s)
Position(s) with Fund           Served           by Director        During Past 5 Years and Other Directorships Held
---------------------     ------------------- ------------------ -------------------------------------------------------
                                                 INDEPENDENT DIRECTORS

Charles H. Brunie (72)... Term: Until 2003.           2          Chairman, Brunie Associates (investments) since April
Brunie Associates         Served since: 1988.                    2001; Chairman, Oppenheimer Capital (1969-2000);
600 Third Avenue, 17th                                           Chairman Emeritus, Board of Trustees, Manhattan
 Floor                                                           Institute (since 1990); Trustee, Milton and Rose D.
New York, NY 10016                                               Friedman Foundation for Vouchers (since 1999).
                                                                 Trustee, Hudson Institute (since 2002). Trustee,
Director                                                         American Spectator (since 2002).

Elliot S. Jaffe (76)..... Term: Until 2005.           2          Chairman of The Dress Barn, Inc. (since 1963).
30 Dunnigan Drive         Served since: 1988.                    Director, National Retail Federation (since 1994);
Suffern, NY 10901                                                Stamford Hospital Foundation (since 1997). Member,
                                                                 Board of Overseers of The School of Arts and
Director                                                         Sciences, University of Pennsylvania (since 1998);
                                                                 Trustee, Teachers College, Columbia University (since
                                                                 1996). Director of Citigroup Funds (since 1990).

Wendy Luscombe (51)...... Term: Until 2005.           2          Principal, WKL Associates, Inc. (investment
c/o Phoenix/Zweig         Served since: 2001.                    management) (since 1994). Fellow, Royal Institution of
 Advisers LLC                                                    Chartered Surveyors. Member, Chartered Institute of
900 Third Avenue                                                 Arbitrators. Director, Amadeus Vision Capital, plc
New York, NY 10022                                               (since 1999). Director, Endeavour Real Estate
                                                                 Securities, Ltd. (since 2000). Director, PXRE Corp.
Director                                                         (reinsurance) (since 1994).

Alden C. Olson Ph.D. (74) Term: Until 2004.           2          Currently retired. Chartered Financial Analyst (since
2711 Ramparte Path        Served since: 1996.                    1964). Professor of Financial Management,
Holt, MI 48842                                                   Investments at Michigan State University (1959 to
                                                                 1990).
Director

James B. Rogers, Jr. (60) Term: Until 2003.           2          Private investor (since 1980). Chairman, Beeland
352 Riverside Drive       Served since: 1986.                    Interests (Media and Investments) (since 1980).
New York, NY 10025                                               Regular Commentator on CNBC (1998). Author of
                                                                 "Investment Biker: On the Road with Jim Rogers"
Director                                                         (1994). Visiting Professor, Columbia University (1998).
                                                                 Columnist, WORTH Magazine (since 1995). Director,
                                                                 Emerging Markets Brewery Fund (1993-2002).
                                                                 Director, Levco Series Trust 2 portfolios (since 1996).

                                                     Number of
                             Term of Office and  Portfolios in Fund
Name, (Age), Address and       Length of Time     Complex Overseen                 Principal Occupation(s)
Position(s) with Fund              Served           by Director        During Past 5 Years and Other Directorships Held
---------------------        ------------------- ------------------ -------------------------------------------------------

                                                    INTERESTED DIRECTOR

Philip R. McLoughlin (56)... Term: Until 2003.           49         Director, PXRE Corporation (Delaware) (1985-
56 Prospect Street           Served since: 2002.                    present), World Trust Fund (1991-present). Chairman
Hartford, CT 06115-0480                                             (1997-2002), Director (1995-2002), Vice Chairman
Chairman and President                                              (1995-1997) and Chief Executive Officer (1995-2002),
                                                                    Phoenix Investment Partners, Ltd. Director, Executive
                                                                    Vice President and Chief Investment Officer, The
                                                                    Phoenix Companies, Inc. (2001-2002). Director (1994-
                                                                    2002) and Executive Vice President, Investments
                                                                    (1988-2002), Phoenix Life Insurance Company.
                                                                    Director (1983-2002) and Chairman (1995-2002),
                                                                    Phoenix Investment Counsel, Inc. Director (1984-2002)
                                                                    and President (1990-2000), Phoenix Equity Planning
                                                                    Corporation. Chairman and Chief Executive Officer,
                                                                    Phoenix/Zweig Advisers LLC (1999-2002). Director and
                                                                    President, Phoenix Investment Management Company
                                                                    (2001-2002). Director and Executive Vice President,
                                                                    Phoenix Life and Annuity Company (1996-2002).
                                                                    Director and Executive Vice President, PHL Variable
                                                                    Insurance Company (1995-2002). Director, Phoenix
                                                                    National Trust Company (1996-2002). Director and
                                                                    Vice President, PM Holdings, Inc. (1985-2002).
                                                                    Director, PHL Associates, Inc. (1995-2002). Director
                                                                    (1992-2002) and President (1992-1994), WS Griffith
                                                                    Securities, Inc.

                                              OFFICERS WHO ARE NOT DIRECTORS

Jeffrey Lazar (43).......... Served since: 1988.                    Vice President, Phoenix/Zweig Advisers LLC (since
Executive Vice President and                                        1999). Director and Vice President, The Zweig Total
 Treasurer                                                          Return Fund, Inc. (until 1999); Vice President and
                                                                    Treasurer, The Zweig Total Return Advisors, Inc. (until
                                                                    1999).

Christopher M. Capano (35).. Served since: 1996.                    Investment Professional, Phoenix/Zweig Advisers LLC
Vice President                                                      (since 1994).

Nancy J. Engberg (46)....... Served since: 1999.                    Vice President and Counsel, Phoenix Investment
56 Prospect Street                                                  Partners, Ltd. (since 1999). Counsel, Phoenix Home
Hartford, CT 06115                                                  Life Mutual Insurance Company (1994 to 1999).
Secretary

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               YEAR END RESULTS


                                 Total Return
                                 on Net Asset Net Asset    NYSE      Premium
                                    Value       Value   Share Price (Discount)
                                 ------------ --------- ----------- ----------
Year ended 12/31/2002...........     (3.3%)     $5.81    $ 5.4900      (5.5%)
Year ended 12/31/2001...........     (1.9%)      6.63      7.0500       6.3%
Year ended 12/31/2000...........      5.7%       7.48      6.5700     (12.2%)
Year ended 12/31/1999...........      3.9%       7.89      6.5000     (17.6%)
Year ended 12/31/1998...........      8.8%       8.43      8.8750       5.3%
Year ended 12/31/1997...........     14.6%       8.61      9.4375       9.6%
Year ended 12/31/1996...........      6.3%       8.29      8.0000      (3.5%)
Year ended 12/31/1995...........     17.7%       8.63      8.6250      (0.1%)
Year ended 12/31/1994...........     (1.9%)      8.11      8.0000      (1.4%)
Year ended 12/31/1993...........     10.7%       9.11     10.7500      18.0%
Year ended 12/31/1992...........      2.1%       9.06     10.0000      10.4%
Year ended 12/31/1991...........     20.1%       9.79     10.6250       8.5%
Year ended 12/31/1990...........      4.2%       9.02      8.6250      (4.4%)
Year ended 12/31/1989...........     14.9%       9.59      9.7500       1.7%
Inception 9/30/88-12/31/88......      1.1%       9.24      9.1250      (1.2%)

--------------------------------------------------------------------------------

                                KEY INFORMATION

1-800-272-2700 Zweig Shareholder Relations:
               For general information and literature

1-800-272-2700 The Zweig Total Return Fund Hot Line:
               For updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Philip R. McLoughlin
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1336
                                                               3206-ANN (12/02)

      Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      December 31, 2002


                                    [GRAPHIC]